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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 1997



                            TARGET THERAPEUTICS, INC.
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             (Exact name of registrant as specified in its charter)




                                    Delaware
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                 (State or other jurisdiction of incorporation)




       0-19801                                             95-3962471
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(Commission File Number)                       (IRS Employer Identification No.)




   47201 Lakeview Blvd., Fremont, CA                                   94538
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(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code:       (510) 440-7700
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                                       N/A
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          (Former name or former address, if changed since last report)
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ITEM 5.      OTHER EVENTS

       On January 29, 1997, Target Therapeutics, Inc., a Delaware corporation (the "Company"), announced net income of $3.8 million, or $0.25 per share, on revenues of $23.9 million, for the third fiscal quarter ended December 31, 1996. Further details regarding this announcement are contained in the Company's press release dated January 29, 1997 attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)     EXHIBITS.

       Exhibit 99.1 Target Therapeutics, Inc. Press Release dated January 29, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TARGET THERAPEUTICS, INC.
                                        (Registrant)

Dated:  January 31, 1997                By: /s/ Robert E. McNamara
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                                            Robert E. McNamara
                                            Vice President, Finance and
                                            Administration, Chief Financial
                                            Officer (Principal Financial and
                                            Accounting Officer) and Assistant
                                            Secretary


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                                INDEX TO EXHIBITS




      Exhibits.

      99.1 Target Therapeutics, Inc. Press Release dated January 29, 1997.


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